Exhibit 99.1

Investor Presentation September 2026 NASDAQ: ISPR Ispire Technology Inc.

Disclaimer This presentation (the "Presentation") has been prepared by Ispire Technology Inc. (the "Company"). This presentation shall not constitute an offer to sell or a solicitation of an offer to buy any securities and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such offer, solicitation or sale is not permitted. No representations, warranties or undertakings, express or implied, are made by the Company or any of its affiliates, advisers or representatives as to, and no reliance should be placed upon, the accuracy, fairness, completeness or correctness of the information or opinions presented or contained in this Presentation. By viewing or accessing the information contained in this Presentation, you acknowledge and agree that none of the Company or any of its affiliates, advisers or representatives accept any responsibility whatsoever (in negligence or otherwise) for any loss howsoever arising from any information presented or contained in this Presentation or otherwise arising in connection with this Presentation. The information presented or contained in this Presentation is subject to change without notice and its accuracy is not guaranteed. Neither the Company or any of its affiliates, advisers or representatives make any undertaking to update any such information subsequent to the date hereof except as required by law. This Presentation should not be construed as legal, tax, investment or other advice This Presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the financial outlook, business strategy and plans and market trends, opportunities and positioning of the Company. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," "shall" and variations of these terms and similar expressions are intended to identify these forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control. These forward- looking statements involve known and unknown risks and uncertainties and are based on current expectations, assumptions, estimates and projections about the Company and the industry as of the date of this Presentation. All statements other than statements of historical facts included in this Presentation regarding the Company's strategies, prospects, financial condition, operations, costs, plans and objectives are forward- looking statements. Important factors that could cause the Company's actual results and financial condition to differ materially from those indicated in the forward-looking statements. Such forward-looking statements include, but are not limited to, risks and uncertainties including those regarding: whether the Company may be successful in re-entering the U.S. ENDS market; the approval or rejection of any PMTA submitted by the Company; whether the Company will be successful in its plans to further expand into the African market; whether the Company's joint venture with Touch Point Worldwide Inc. d/b/a/ Berify and Chemular Inc. (the "Joint Venture") may be successful in achieving its goals as currently contemplated, with different terms, or at all; the Joint Venture's ability to innovate in the e-cigarette technology space or develop age gating or age verification technologies for nicotine vaping devices; the Company's ability to collect its accounts receivable in a timely manner; the Company's business strategies; the ability of the Company to market Ispire ONE and G-Mesh; G-Mesh and Ispire ONE 's success in meeting its goals; the ability of its customers to derive the anticipated benefits from G-Mesh or Ispire ONE and the success of its products on the markets; Ispire ONE proving to be safe; the timing of the Company's ability to achieve positive cash flow, if at all; whether the Company's joint venture with Jincheng Pharma may be successful in achieving its goals as currently contemplated, with different terms, or at all; and the risk and uncertainties described in "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Cautionary Note on Forward-Looking Statements" and the additional risk described in Ispire's Annual Report on Form 10-K for the year ended June 30, 2025 and any subsequent filings which Ispire makes with the SEC. The Company undertakes no obligation to update forward looking statements to reflect subsequent occurring events or circumstances, or to changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward looking statements are reasonable, it cannot assure you that its expectations will turn out to be correct, and investors are cautioned that actual results may differ materially from the anticipated results. Further information risk factors that could affect the Company's financial and operational results is included in the reports on Form 10-K, Quarterly Reports on Form 10-Q and other periodic filings with the SEC from time to time. Because of the risks and uncertainties, the Company cautions you not to place undue reliance on these statements, which speak only as of the date of this presentation. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business. Except as expressly required by the federal securities laws, we undertake no obligation, and specifically disclaim any obligation, to release any revision to any forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events. This Presentation has been prepared by the Company and includes market data and other statistical information from third-party sources, including independent industry publications, government publications or other published independent sources. Although the Company believes these third-party sources are reliable as of their respective dates for the purposes used herein, neither we nor any of our affiliates, directors, officers, employees, members, partners, stockholders or agents make any representation or warranty with respect to the accuracy or completeness of such information. Although we believe the sources are reliable, we have not independently verified the accuracy or completeness of data from such sources. Some data is also based on the Company's good faith estimates, which are derived from our review of internal sources as well as the third- party sources described above. Additionally, descriptions herein of market conditions and opportunities are presented for informational purposes only and there can be no assurance that such conditions will actually occur or result in positive returns.

Company Overview Global leader in Regulated Nicotine Delivery and Compliance Technologies, backed by the advantageous exclusively licensed e-cigarette manufacturing operation in Malaysia. Headquartered in Los Angeles, California Manufacturing operation in Malaysia $96mm of TTM revenue as of 6/30/2026 150+ distributors globally, 30+ countries 200+ patents E-Cigarettes 84% of TTM Revenue as of 6/30/26 E-Cigarette products sold under the AspireTM brand name and on an OEM/ODM basis Primary markets in Europe and Asia Pacific IKE Age Gating Tech Future Joint venture at the forefront of nicotine technology and authentication G-Mesh Tech Next-gen technology revolutionizing traditional atomization (1) Publicly available SEC filings and company press releases. Note: Financials based on trailing twelve months ("TTM") June 30, 2026 (1)

Company Highlights

Ispire

$73B (2)
Global E-Cigarette Market
13% CAGR

$96M (1)
revenue
+43% in Q4

200+
patents

15+
years of
R&D experience

A Global Leader
Established supplier of OEM & ODM vape and cannabis technology.

Near-term Path to Profitable Growth
Reorganization and stable cash generation position Ispire for 2026.

Experienced Management Team
Deep bench of industry veterans.

Malaysia Manufacturing
Footprint outside of China positions Ispire to capture geopolitical demand.

Multiple Vectors to Growth
Turnkey manufacturing, assembly, nicotine pouches and ODM innovation.

(1) Publicly available SEC filings and company press releases. Note: Financials based on trailing twelve months ("TTM") June 30, 2026.
(2) Grand View Research (global market size does not include illicit product sales).

Page 4 Drivers of Growth and Performance Q4 FY 2026 Revenue momentum was reinforced by disciplined spending, stronger liquidity and improved portfolio quality. +33% Revenue YoY $20.1m Q4 FY25 →$26.7m Q4 FY26 −28.6% Operating Expense YoY $6.8m Improvement in operating cash flow YoY 1 Cash increased sequentially Stronger liquidity supports continued execution. 2 Operational costs under control A leaner structure helped reduce operating costs 28.6% YoY. 3 High-quality accounts, lower defaults Lower-default accounts helped reduce credit loss 5.8% YoY.

Catalysts for Growth Entry into multibillion $ Nicotine Pouch Market Vapor Technology innovations - G-Mesh Coil Shifting Supply Chain to Malaysia Operational Exclusive Nicotine Manufacturing License IKE Tech Age-Gating and Authentication Technology Regulatory Incremental FDA Approvals

Malaysia Manufacturing

- Nicotine manufacturers are diversifying production away from China due to regulatory headwinds, tariff concerns, and rising geopolitical tensions
- Malaysia is a favored destination for China-based manufacturers looking to relocate due to political and economic stability
- Ispire is currently the only company with an e-cigarette manufacturing license in Malaysia for e-cigarettes(1). Ispire also has one of two current nicotine pouch manufacturing licenses. This regulatory moat places us at a structural advantage to competitors; potentially producing accretive margin expansion due to shift from third party owned factory to Ispire owned factory

Current Capacity

- Facility Completed February 2024
- 31,000 sq ft manufacturing facility
- 7 full time production lines
- Exclusive Nicotine Manufacturing License for E-cigarettes

Continuous Capacity Expansion - Next 12 months

- Production commenced summer 2025
- 136,000 sq ft manufacturing facility(1)
- Total capacity of 61M devices or 107M pods per month, using up to 70 production lines ispire
16
ispire



Quality Management ISO 9001:2015

Environment Management ISO 14001:2015

Medical Devices ISO13485:2016

(1) Publicly available SEC filings and company press releases. Including 10-K filing 9/15/2026

Market Size

Regulated E-Cigarette Market

~$72.8B

2032 Global Market
13% CAGR [1]

- Fragmented & contestable market, sensitive to regulation
- Growth is supported by positive perception relative to combustible cigarettes

$18.1B

Estimated Legal US E-Cigarette Market Size

- Selling e-cigarettes in the US requires an FDA approved Pre-Market Tobacco Application (PMTA)
- All flavors other than tobacco and menthol have been restricted as a blanket method to curb underage use.
  - This led to adult user restrictions on flavored vapes and the growth of the illicit market.

Flavored Vape Opportunity

$50B

Estimated Illicit E-Cigarette Market Size

- Previously restricted by regulatory efforts to control underage use of vaping products
- In April 2026 guidance, the FDA has provided a pathway to flavors which we previously unavailable. Pathway includes DAR (device access restrictions. (i.e. Point of access age gating)
- First flavored vaping products approved by FDA in May 2026 had point of use age gating system (6 yr old technology)
- DARs are now a top priority for the FDA and considered key to approval of any new products.

[1] *Source: Straits Research Group* E-cigarette Market Size, Share & Trends Analysis Report By Product Type

Revenue Detail and Market Opportunity

North America represents the largest opportunity for expansion

- Significant foothold in highly regulated European markets
- Opportunity for tremendous growth in Asia Pacific and North America
- Asia Pacific represents the largest emerging market where Ispire has a strong presence

Revenue by Geography

FY26 ended 06/30/2026[1]



Europe
North America
Asia Pacific
Others
9%
11%
16%
64%

North American Markets [2]

<20% of revenue

E-Cigarettes
Market Size (2025)
$15.9 bn
CAGR: **+14.46%**

Nicotine Pouches
Market Size (2026)
$3.71 bn
CAGR: **+24.8%**

Asia Pacific Markets

E-Cigarettes
Market Size (2026)
$6.5bn
CAGR **+10.87%**

Nicotine Pouches
Market Size (2026)
$41.3mm
CAGR **+31%**

(1) Publicly available SEC filings and company press releases. Note: Financials based on TTM June 30, 2026
(2) Source: Grand View Research, Nicotine Pouches Market Size & Share Report, 2026-2033; U.S. Nicotine Pouches Market Size Report, 2026-2033 (U.S. figure).

Leading Through Technology



2017

Pod System
with Auto-Draw
Breeze series



2018

Leak Free and Liquid
Isolating Technology
Closed System


ispire

2024

High Capacity Self-Sealing
Filling Device
Ispire I-80



2025

Boundary Pushing New
Vaping Technology
G-Mesh

2010 — 2026

New Technology Highlights

Age-Gating for Vaping Devices [1]

- Cutting edge patented blockchain-based, Bluetooth-enabled, point-of-use age-verification, preventing under-aged use of vaping devices. Full compliance backend powered by AI for brands and regulators alike.

G-Mesh Technology

- Glass mesh-based technology provides a quicker ramp up speed, immediate vapor production, and a more authentic flavor profile based on controlled particle size. This enhances consumer experience, consistency, durability and sets the new standard in vaping technology and performance.

Patented Pod System with Auto-Draw

- Patented Pod design avoids IP issues associated with traditional pod system architecture

(1) *The technology was developed by our joint-venture, IKE Tech. For more information see disclosures available in our 10-K and 10-Q*

Path to Profitable Growth Phase 1 ▪Planned shift of production to 100% Ispire owned Malaysian factory: expected increase to gross margin ▪We believe there is a pathway to cash flow breakeven and profitability through disciplined operational execution Turn Cash Flow Positive January – December 2026 Phase 2 ▪Obtained Malaysia's only nicotine vapor manufacturing license ▪1 of 2 nicotine pouch licenses ▪Capitalize on China-Malaysia tariff differential ▪Nicotine & Caffeine pouch ODM production in April 2026 ▪Vapor ODM production in July 2026 Scale Revenue via Malaysia April – December 2026 2027 – Beyond Phase 3 ▪Age-gating technology possibly unlocking the flavored vape market ▪Market leading G-Mesh glass technology ▪Leverage technologies to win ODM partnerships with major industry players Growth via Leading-Edge Technologies

Experienced Management Team Tuanfang Liu | Chairman & CEO ▪ 17+ years of experience in research and development of vaping technology and quality control management ▪ 15+ years of experience in public accounting at Crowe Horwath (Hong Kong) CPA and DA HUA CPA, in audit and in CFO roles at MTI Environmental Group and Luokung Technology Corp. Jay Yu | CFO ▪ 30+ years of experience in multinational companies within the electronics manufacturing in Singapore and Malaysia Canny Yew | CEO - Ispire Malaysia ▪ Served as Chief Legal Officer and Secretary since 2023 ▪ 10+ years of experience in highly regulated consumer products including nicotine & cannabis ▪ Secured PMTA and MRTP authorizations from the US FDA(1) Steven Przybyla | President & CLO (1)'PMTA' = Premarket Tobacco Product Application; 'MRTP' = Modified Risk Tobacco Product

IKE - Age Gating Technology IKE's AI-powered and blockchain-secured patented age-gating technology, is designed to ensure that the user of a properly equipped vaping device is of legal age in a consumer-friendly manner. Ispire owns a significant share of this joint-venture which developed and owns the age-gating technology. (1) Electronic Nicotine Delivery Systems First-of-a-kind component PMTA application filed and accepted for review within 1 month. May 2025 FDA Submission and Review Acceptance Charlie's Holdings partners with IKETECH® to integrate age-gating across their nicotine product lines. January 2026 Commercial Licensing Agreement Joint development agreement with a major tobacco company for age-gating component. February 2026 Major Tobacco Partnership FDA draft guidance on flavored ENDS formally recognizes Device Access Restrictions (DAR) like IKETECH®'s. Inclusion of regulatory-making powers in the Tobacco and Vapes Bill for technology software like IKETECH®'s. March 2026 US & UK regulatory recognition Sesh implements Smart-Tags across their range of products in the USA. May 2026 First Smart-Tag Deployment

IKE – Key Differentiators A modular age-verification and authentication platform with regulatory traction, enterprise demand, and multi-category upside. 1 Two Core Technologies Point-of-use age-gating and NFC/RFID smart-tags enable instantaneous product authentication with any smartphone. 2 Modular, Defensible Platform Works with any ENDS device using a PCA board—one solution across brands and products. 11 patents issued and 1 pending; blockchain tokenizes identity so personal data is not stored locally. 3 Regulatory Pathway & Expertise Point-of-use age-gating is the only anticipated pathway for legal flavored ENDS products in the U.S. market (Glas Inc. approval May 2026) The US Market is currently dominated by illicit products Chemular a JV IKE Partner helped secure the Glas approval. 4 Market Validation Engagement spans every tobacco major, the largest ENDS manufacturers in China, and major Chinese brands—with a pilot agreement from a top-three tobacco company and deep global manufacturer interest. 5 Multi-Category Expansion Age-gating and smart-tag authentication can extend to medical devices, pharma, adult beverages, consumer electronics, and adult content—wherever age verification or supply-chain authenticity is required. 6 Scalable Model & Catalysts Bluetooth-chip hardware and SaaS software. AI and blockchain support a low-friction, high-compliance system. Beyond its Component PMTA, IKE is evaluating regulatory catalysts and capital-markets liquidity options amid interest in AI and blockchain companies. IKE combines near-term nicotine-market validation with a reusable compliance platform for regulated categories.

Why Ispire, Why Now

Proven Global Platform
$96M TTM Revenue, 200+ patents, and 150+ distributors across 30+ countries[(1)]

Multiple Vectors to Potential Growth
Nicotine pouches, G-Mesh atomization, and IKE age-gating opening ODM deals with major players

Malaysia Manufacturing
The only e-cigarette nicotine manufacturing license in Malaysia gives Ispire a regulatory moat, a tariff hedge, and owned capacity that can help expand gross margin

$73B[(2)] Global Market, Plus a Legal Pathway to currently Illicit Market
Core market compounding at 13%[(2)] CAGR, with the FDA age-gating pathway unlocking the flavored vape market

Potential Near-Term Path to Profitability
Malaysia online and ramping, with disciplined execution driving cash flow breakeven

Proven Leadership
Industry veterans who have secured FDA PMTA and MRTP authorizations

(1) Publicly available SEC filings and company press releases. Note: Financials based on trailing twelve months ("TTM") June 30, 2026
(2) Grand View Research (global market size does not include illicit product sales).

Appendix

The Nicotine Vaping Opportunity

Global **legal** e-cigarettes and vaping is expected to grow at a CAGR of 13.0% through 2032 to ~$73B as consumers switch to non-combustible forms of nicotine delivery.

Growth Drivers of the E-Cigarette and Vape Sector

- Widely seen as a less harmful alternative to combustible cigarettes.
- Taste and flavor options broaden appeal to adult consumers.

Key Market Dynamics

- Market fragmented, a large and fast-growing contestable space.
- Regulation plays a major role in market development.
- Illicit trade is a major challenge, filling the gap where flavors are banned.
- FDA guidance and subsequent approvals demonstrate age-gating is vital to accessing the flavored market

Global **Legal** Vaping Market (USD)



CAGR 13.0%[1]
$24.3
$27.4
$44.7
$72.8
2023
2024
2028
2032

[1] *Source: Grand View Research (note global market size does not include illicit product sales).*

$6.9 $9.0 $42.4 2025 2026E 2033E The Nicotine Pouch Opportunity Global nicotine pouch sales are expected to grow at a CAGR of 24.7% from ~$9.0B in 2026 to ~$42.4B by 2033 as adult consumers shift to oral, smoke-free nicotine. Growth Drivers of the Nicotine Pouch Category - Tobacco-free, smoke-free and spit-free format drives rapid adult adoption. - Flavored pouches account for ~90% of category revenue. Key Market Dynamics - North America is the largest market at ~79% of 2025 revenue; Asia Pacific is the fastest growing. - The U.S. alone is forecast to reach ~$32.6B by 2033, a 24.2% CAGR. - Ispire holds one of only two nicotine pouch manufacturing licenses in Malaysia. - Nicotine and caffeine pouch ODM production commenced in April 2026 Global Nicotine Pouch Market (USD B) CAGR 24.7%(1) (1) Source: Grand View Research, Nicotine Pouches Market Size & Share Report, 2026-2033; U.S. Nicotine Pouches Market Size Report, 2026-2033 (U.S. figure).